UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-05346)

Exact name of registrant as specified in charter:	Putnam Variable Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	December 31, 2014

Date of reporting period :	January 1, 2014 — December 31, 2014

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

Putnam Variable Trust

12|31|14

Annual report

Putnam VT
George Putnam Balanced Fund

Putnam INVESTMENTS

Message from the Trustees

Dear Shareholder:

The falling price of oil has captured headlines in recent months and is having a sustained effect on markets and economies worldwide. Cheaper oil allows many consumers and businesses to shift spending to other priorities. At the same time, the decline reflects greater pessimism about global growth, and it is having a negative impact on the energy sector — not just in the United States, but wherever energy is a key export.

This change in the investing environment has contributed to an increase in market volatility. Although the U.S. economy continues to grow, economic challenges in Europe, China, and Japan are causing uncertainty.

Compared with recent years, we may see more tempered returns from equity and fixed-income markets. While a number of positive trends continue, including an improving housing market and a brighter employment situation, investors should also be alert to a possible increase in short-term interest rates that is widely expected to occur in 2015. History suggests that rising rates could generate headwinds for markets.

In all types of market conditions, Putnam offers a wide range of flexible strategies. Our experienced investment teams employ new ways of thinking about building portfolios for both the opportunities and risks in today’s markets. In this dynamic environment, it may be an opportune time for you to meet with your financial advisor to ensure that your portfolio is properly aligned with your goals and tolerance for risk.

As always, thank you for investing with Putnam.

Performance summary (as of 12/31/14)

Investment objective

Balanced investment composed of a well-diversified portfolio of stocks and bonds that produce both capital growth and current income

Net asset value December 31, 2014

Class IA: $10.12	Class IB: $10.08

Total return at net asset value

						George
					Barclays	Putnam
			S&P 500		U.S.	Blended
			Index	Russell	Aggregate	Index
(as of	Class IA	Class IB	(primary	1000 Value	Bond	(secondary
12/31/14)	shares*	shares•	benchmark)	Index	Index	benchmark)

1 year	10.93%	10.68%	13.69%	13.45%	5.97%	10.75%

5 years	69.53	67.52	105.14	104.87	24.31	71.05
Annualized	11.13	10.87	15.45	15.42	4.45	11.33

10 years	50.28	46.59	109.47	102.31	58.42	98.28
Annualized	4.16	3.90	7.67	7.30	4.71	7.08

Life	99.94	92.64	152.16	188.83	142.51	172.50
Annualized	4.24	4.01	5.71	6.57	5.46	6.20

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

* Class inception date: April 30, 1998.

The George Putnam Blended Index is an unmanaged index administered by Putnam Management, 60% of which is based on the S&P 500 Index and 40% of which is based on the Barclays U.S. Aggregate Bond Index. The Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities. The S&P 500 Index is an unmanaged index of common stock performance. The Russell 1000 Value Index is an unmanaged index of those companies in the large-cap Russell 1000 Index chosen for their value orientation.

Effective May 30, 2014, the S&P 500 Index replaced the Russell 1000 Value Index as the fund’s equity benchmark. In Putnam Management’s opinion, the securities tracked by this index more accurately reflect the types of securities that will generally be held by the fund.

Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. All total return figures are at net asset value and exclude contract charges and expenses, which are added to the variable annuity contracts to determine total return at unit value. Had these charges and expenses been reflected, performance would have been lower. For more recent performance, contact your variable annuity provider who can provide you with performance that reflects the charges and expenses at your contract level.

Allocations are shown as a percentage of the fund’s net assets. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

Putnam VT George Putnam Balanced Fund 1

Report from your fund’s managers

How would you describe the U.S. stock market and economic environment during the 12-month reporting period ended December 31, 2014, and how did VT George Putnam Balanced Fund perform?

Despite some pronounced gyrations in performance late in the year, the U.S. stock market enjoyed a fairly positive economic backdrop in 2014. U.S. growth maintained its momentum from the first half of the year, and the economy and markets continued to benefit from low interest rates and inflation. By the final week of December, broad measures of U.S. stock performance registered double-digit gains for all of 2014. In this context, VT George Putnam Balanced Fund underperformed its all-stock primary benchmark, but outperformed the return of its blended stock and bond index, making solid gains in a variety of areas, including health-care, technology, and consumer-related stocks.

During the second half of 2014, the price of oil collapsed. What implications does this have for the economy and the portfolio?

In the short term, we expected that markets would register no small amount of pain from oil priced below $50 per barrel — as they would from oil priced below $80. Longer term, it is possible the pain may be dwarfed by the economic benefits of revitalized consumption: the “tax cut” of lower oil and fuel prices that feeds directly into the average consumer’s wallet.

Oil price weakness may also have important implications for a variety of energy services-related stocks, as well as for natural resource companies that in our view are positioned at the higher end of the cost curve. For companies with higher cost structures, in other words, a low and falling oil price can make it less economically feasible to invest in operations. Having said that, a variety of companies that performed poorly through the course of oil’s fall appear to us to have been unfairly punished by the market.

How did the portfolio’s investment-grade bonds perform, and what is your outlook for this area of the fixed-income markets?

Overall, investment-grade bonds delivered moderate and steadily positive returns, as they benefited from a backdrop of low rates and comfortably rapid economic growth in the United States during the portfolio’s reporting period. With strong cash flow generation, high margins, large cash balances, and no signs of dangerously high leverage, we think investment-grade bond issuers have continued to represent an anchor to windward amid broader market volatility. In addition, unlike other areas of the fixed-income markets, such as high-yield and emerging-market debt, investment-grade bonds have, thus far, not been as susceptible to the risks posed by dramatic weakness in oil prices.

What is your outlook for the U.S. stock market?

We believe the United States is effectively in the second half of its economic upturn. Economic indicators have generally been positive, but it has been harder to find cheaply valued stocks. Also, because the Federal Reserve has stopped adding any further economic stimulus, we believe there is potential for greater market volatility. Moreover, economic weakness overseas can be a double-edged sword. Europe and Japan have been struggling to stimulate their economies and avoid deflation. This introduced heightened risks to U.S. growth, but it also helped keep interest rates and inflation low around the world, which we believe has the potential to extend the current positive economic trends we have been experiencing domestically.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future.

Consider these risks before investing: The value of stocks and bonds in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including general financial market conditions, factors related to a specific issuer or industry and, with respect to bond prices, changing market perceptions of the risk of default and changes in government intervention. These factors may also lead to increased volatility and reduced liquidity in the bond markets. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is greater for longer-term bonds, and credit risk is greater for below-investment-grade bonds. Risks associated with derivatives include increased investment exposure (which may be considered leverage) and, in the case of over-the-counter instruments, the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. You can lose money by investing in the fund.

Your fund’s managers

Portfolio Manager Aaron M. Cooper, CFA, is Director of Global Equity Research. He joined Putnam in 2011 and has been in the investment industry since 1999.

Portfolio Manager Kevin F. Murphy joined Putnam in 1999 and has been in the investment industry since 1988.

Your fund’s managers may also manage other accounts advised by Putnam Management or an affiliate, including retail mutual fund counterparts to the funds in Putnam Variable Trust.

2 Putnam VT George Putnam Balanced Fund

Understanding your fund’s expenses

As an investor in a variable annuity product that invests in a registered investment company, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, which are not shown in this section and would result in higher total expenses. Charges and expenses at the insurance company separate account level are not reflected. For more information, see your fund’s prospectus or talk to your financial representative.

Review your fund’s expenses

The two left-hand columns of the Expense per $1,000 table show the expenses you would have paid on a $1,000 investment in your fund from July 1, 2014, to December 31, 2014. They also show how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses. To estimate the ongoing expenses you paid over the period, divide your account value by $1,000, then multiply the result by the number in the first line for the class of shares you own.

Compare your fund’s expenses with those of other funds

The two right-hand columns of the Expense per $1,000 table show your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All shareholder reports of mutual funds and funds serving as variable annuity vehicles will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expense ratios

	Class IA	Class IB

Total annual operating expenses for the
fiscal year ended 12/31/13*	0.73%	0.98%

Annualized expense ratio for the
six-month period ended 12/31/14†	0.74%	0.99%

*Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

†For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

Expense per $1,000

	Expenses and value for a		Expenses and value for a
	$1,000 investment, assuming		$1,000 investment, assuming a
	actual returns for the 6 months		hypothetical 5% annualized return
	ended 12/31/14		for the 6 months ended 12/31/14

	Class IA	Class IB	Class IA	Class IB

Expenses paid
per $1,000*†	$3.81	$5.09	$3.77	$5.04

Ending value
(after expenses)	$1,042.20	$1,041.30	$1,021.48	$1,020.21

*Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 12/31/14. The expense ratio may differ for each share class.

†Expenses based on actual returns are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year. Expenses based on a hypothetical 5% return are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

Putnam VT George Putnam Balanced Fund 3

Report of Independent Registered Public Accounting Firm

To the Trustees of Putnam Variable Trust and Shareholders of
Putnam VT George Putnam Balanced Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam VT George Putnam Balanced Fund (the “fund”) at December 31, 2014, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at December 31, 2014 by correspondence with the custodian, brokers, and transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 10, 2015

4 Putnam VT George Putnam Balanced Fund

The fund’s portfolio 12/31/14

COMMON STOCKS (65.6%)*	Shares	Value

Basic materials (3.3%)
Air Products & Chemicals, Inc.	1,384	$199,614

Alcoa, Inc.	3,570	56,370

Allegheny Technologies, Inc.	1,146	39,846

Axalta Coating Systems, Ltd. †	12,448	323,897

Axiall Corp.	2,310	98,106

CF Industries Holdings, Inc.	776	211,491

Croda International PLC (United Kingdom)	2,640	108,778

Dow Chemical Co. (The)	8,634	393,797

Fortune Brands Home & Security, Inc.	13,054	590,955

Freeport-McMoRan, Inc. (Indonesia)	6,470	151,139

Hi-Crush Partners LP (Units)	890	27,617

Huntsman Corp.	5,732	130,575

Martin Marietta Materials, Inc.	347	38,281

MeadWestvaco Corp.	5,132	227,809

Monsanto Co.	4,408	526,624

Nucor Corp.	848	41,594

Packaging Corp. of America	2,223	173,505

Praxair, Inc.	1,798	232,949

S&W Seed Co. †	2,252	9,008

Sealed Air Corp.	5,200	220,636

Sherwin-Williams Co. (The)	2,089	549,491

Smurfit Kappa Group PLC (Ireland)	2,659	59,788

Steel Dynamics, Inc.	2,043	40,329

Symrise AG (Germany)	9,431	571,933

Tronox, Ltd. Class A	2,034	48,572

		5,072,704
Capital goods (2.7%)
Airbus Group NV (France)	7,312	363,167

Allegion PLC (Ireland)	1,599	88,681

Constellium NV Class A (Netherlands) †	1,577	25,910

Eaton Corp PLC	2,423	164,667

Embraer SA ADR (Brazil)	194	7,151

Gaztransport Et Technigaz SA (France)	5,033	297,242

General Dynamics Corp.	5,633	775,213

HD Supply Holdings, Inc. †	5,252	154,881

Hubbell, Inc. Class B	1,635	174,667

Northrop Grumman Corp.	3,138	462,510

Oshkosh Corp.	2,562	124,641

Pall Corp.	2,678	271,040

Raytheon Co.	1,061	114,768

Rockwell Collins, Inc.	631	53,307

Staples, Inc.	1,951	35,352

United Technologies Corp.	8,815	1,013,725

		4,126,922
Communication services (2.8%)
American Tower Corp. R	6,180	610,893

Charter Communications, Inc. Class A †	2,602	433,545

Comcast Corp. Class A	18,274	1,060,075

DISH Network Corp. Class A †	7,290	531,368

Liberty Global PLC Ser. C (United Kingdom)	13,575	655,808

Time Warner Cable, Inc.	2,092	318,110

Verizon Communications, Inc.	16,041	750,398

		4,360,197
Computers (3.7%)
Anixter International, Inc.	1,433	126,763

Apple, Inc.	31,844	3,514,941

Castlight Health, Inc. Class B †	15,753	184,310

COMMON STOCKS (65.6%)* cont.	Shares	Value

Computers cont.
EMC Corp.	18,043	$536,599

Hewlett-Packard Co.	15,902	638,147

SanDisk Corp.	4,201	411,614

Western Digital Corp.	2,929	324,240

		5,736,614
Conglomerates (0.4%)
General Electric Co.	2,007	50,717

Siemens AG (Germany)	1,701	192,911

Tyco International PLC	8,508	373,161

		616,789
Consumer cyclicals (8.1%)
Advance Auto Parts, Inc.	153	24,370

Amazon.com, Inc. †	2,983	925,774

Autonation, Inc. †	367	22,170

AutoZone, Inc. †	142	87,914

Bed Bath & Beyond, Inc. †	4,596	350,077

Best Buy Co., Inc.	552	21,517

Brunswick Corp.	3,082	157,983

CaesarStone Sdot-Yam, Ltd. (Israel)	3,499	209,310

Chico’s FAS, Inc.	2,728	44,221

Ctrip.com International, Ltd. ADR (China) †	4,607	209,619

Dollar General Corp. †	4,239	299,697

Emerge Energy Services LP	592	31,968

Express, Inc. †	2,679	39,355

Five Below, Inc. †	7,824	319,454

Freshpet, Inc. †	1,997	34,069

GameStop Corp. Class A	43	1,453

Gap, Inc. (The)	6,330	266,556

GNC Holdings, Inc. Class A	1,031	48,416

H&R Block, Inc.	2,136	71,940

Hanesbrands, Inc.	1,550	173,011

Hilton Worldwide Holdings, Inc. †	10,811	282,059

Home Depot, Inc. (The)	7,627	800,606

Johnson Controls, Inc.	1,204	58,201

Live Nation Entertainment, Inc. †	17,244	450,241

lululemon athletica, Inc. (Canada) †	1,031	57,519

Macy’s, Inc.	4,998	328,619

MasterCard, Inc. Class A	6,785	584,596

Michael Kors Holdings, Ltd. †	4,916	369,192

Michaels Cos., Inc. (The) †	1,309	32,372

NIKE, Inc. Class B	6,281	603,918

O’Reilly Automotive, Inc. †	474	91,302

Office Depot, Inc. †	7,183	61,594

Penn National Gaming, Inc. †	13,196	181,181

Priceline Group, Inc. (The) †	554	631,676

PulteGroup, Inc.	9,593	205,866

RE/MAX Holdings, Inc. Class A	7,009	240,058

Restaurant Brands International, Inc. (Canada) †	3,787	147,844

Rollins, Inc.	5,081	168,181

Time Warner, Inc.	7,722	659,613

TiVo, Inc. †	5,337	63,190

TJX Cos., Inc. (The)	7,865	539,382

Tumi Holdings, Inc. †	14,896	353,482

Vail Resorts, Inc.	2,315	210,966

Vulcan Materials Co.	548	36,020

Wal-Mart Stores, Inc.	4,466	383,540

Walt Disney Co. (The)	9,956	937,756

Whirlpool Corp.	1,278	247,600

Putnam VT George Putnam Balanced Fund 5

COMMON STOCKS (65.6%)* cont.	Shares	Value

Consumer cyclicals cont.
Wyndham Worldwide Corp.	3,016	$258,652

Wynn Resorts, Ltd.	1,031	153,372

		12,477,472
Consumer staples (5.8%)
Avon Products, Inc.	18,546	174,147

Bright Horizons Family Solutions, Inc. †	3,529	165,898

Coca-Cola Enterprises, Inc.	8,853	391,480

Costco Wholesale Corp.	3,762	533,264

Coty, Inc. Class A †	32,369	668,744

CVS Health Corp.	7,162	689,772

Dr. Pepper Snapple Group, Inc.	5,367	384,707

Energizer Holdings, Inc.	2,189	281,418

Estee Lauder Cos., Inc. (The) Class A	9,402	716,432

Groupon, Inc. †	16,482	136,141

Hershey Co. (The)	1,790	186,035

JM Smucker Co. (The)	1,050	106,029

Kellogg Co.	2,817	184,344

Keurig Green Mountain, Inc.	3,490	462,059

Kraft Foods Group, Inc.	3,832	240,113

Lorillard, Inc.	1,541	96,991

Mead Johnson Nutrition Co.	2,245	225,712

Mondelez International, Inc. Class A	10,435	379,051

Monster Beverage Corp. †	755	81,804

PepsiCo, Inc.	8,363	790,805

Philip Morris International, Inc.	10,318	840,401

Pinnacle Foods, Inc.	2,528	89,238

Starbucks Corp.	3,938	323,113

Walgreens Boots Alliance, Inc.	3,567	271,805

Weight Watchers International, Inc. †	3,621	89,946

Yum! Brands, Inc.	3,494	254,538

Zalando SE (Germany) †	3,594	110,429

		8,874,416
Electronics (3.7%)
Agilent Technologies, Inc.	5,225	213,912

Broadcom Corp. Class A	11,588	502,108

Honeywell International, Inc.	6,023	601,818

Intel Corp.	16,180	587,172

Keysight Technologies, Inc. †	2,390	80,710

L-3 Communications Holdings, Inc.	18,944	2,390,922

Micron Technology, Inc. †	32,689	1,144,442

Skyworks Solutions, Inc.	3,499	254,412

		5,775,496
Energy (4.6%)
Aker Solutions ASA 144A (Norway) †	36,959	203,651

Antero Resources Corp. †	4,975	201,886

Baker Hughes, Inc.	7,959	446,261

Cheniere Energy, Inc. †	3,328	234,291

CONSOL Energy, Inc.	2,185	73,875

EnCana Corp. (Canada)	21,262	294,904

Energen Corp.	5,808	370,318

EOG Resources, Inc.	13,306	1,225,083

EP Energy Corp. Class A †	31,865	332,671

Exxon Mobil Corp.	12,359	1,142,590

Genel Energy PLC (United Kingdom) †	10,876	116,416

Halliburton Co.	1,120	44,050

MarkWest Energy Partners LP	3,943	264,930

QEP Resources, Inc.	21,950	443,829

Royal Dutch Shell PLC ADR (United Kingdom)	3,642	243,832

Schlumberger, Ltd.	6,631	566,354

COMMON STOCKS (65.6%)* cont.	Shares	Value

Energy cont.
Suncor Energy, Inc. (Canada)	18,830	$598,417

Total SA ADR (France)	5,134	262,861

		7,066,219
Financials (10.7%)
Altisource Residential Corp. R	2,451	47,549

American Express Co.	9,859	917,281

American International Group, Inc.	14,100	789,741

Ameriprise Financial, Inc.	3,100	409,975

Assured Guaranty, Ltd.	15,404	400,350

AvalonBay Communities, Inc. R	1,475	241,000

Bank of America Corp.	38,476	688,336

Berkshire Hathaway, Inc. Class B †	2,451	368,018

Boston Properties, Inc. R	1,589	204,488

Capital One Financial Corp.	6,159	508,425

Carlyle Group LP (The)	12,291	338,003

Charles Schwab Corp. (The)	25,700	775,883

Citigroup, Inc.	22,093	1,195,452

CME Group, Inc.	7,243	642,092

Equity Lifestyle Properties, Inc. R	2,297	118,410

Essex Property Trust, Inc. R	516	106,606

Federal Realty Investment Trust R	308	41,106

Fifth Third Bancorp	23,955	488,083

Gaming and Leisure Properties, Inc. R	6,532	191,649

General Growth Properties R	6,217	174,884

Genworth Financial, Inc. Class A †	30,841	262,149

Hartford Financial Services Group, Inc. (The)	13,176	549,307

Invesco, Ltd.	2,500	98,800

JPMorgan Chase & Co.	21,214	1,327,572

KeyCorp	43,264	601,370

KKR & Co. LP	21,700	503,657

Morgan Stanley	1,850	71,780

Paramount Group, Inc. † R	504	9,369

Pebblebrook Hotel Trust R	1,079	49,235

Plum Creek Timber Co., Inc. R	1,400	59,906

Prologis, Inc. R	1,896	81,585

Prudential PLC (United Kingdom)	15,711	361,544

Public Storage R	700	129,395

Regions Financial Corp.	53,032	560,018

Simon Property Group, Inc. R	1,324	241,114

State Street Corp.	1,226	96,241

Visa, Inc. Class A	3,209	841,400

Vornado Realty Trust R	1,300	153,023

Wells Fargo & Co.	31,756	1,740,864

WisdomTree Investments, Inc.	10,200	159,885

		16,545,545
Health care (9.7%)
Abbott Laboratories	3,800	171,076

AbbVie, Inc.	13,559	887,301

Actavis PLC †	3,464	891,668

Aetna, Inc.	1,281	113,791

Allergan, Inc.	2,486	528,499

AmerisourceBergen Corp.	1,944	175,271

Anthem, Inc.	1,390	174,681

AstraZeneca PLC ADR (United Kingdom)	4,688	329,941

Baxter International, Inc.	695	50,937

Becton Dickinson and Co.	2,564	356,806

Biogen Idec, Inc. †	2,214	751,542

Boston Scientific Corp. †	21,297	282,185

6 Putnam VT George Putnam Balanced Fund

COMMON STOCKS (65.6%)* cont.	Shares	Value

Health care cont.
Bristol-Myers Squibb Co.	15,645	$923,524

Cardinal Health, Inc.	3,785	305,563

Celgene Corp. †	9,294	1,039,627

Cerner Corp. †	1,740	112,508

CIGNA Corp.	4,068	418,638

Cooper Cos., Inc. (The)	669	108,438

Covidien PLC	1,302	133,169

Diplomat Pharmacy, Inc. †	1,848	50,580

Eli Lilly & Co.	9,092	627,257

Express Scripts Holding Co. †	2,565	217,179

Gilead Sciences, Inc. †	16,221	1,528,991

HCA Holdings, Inc. †	1,308	95,994

Johnson & Johnson	5,524	577,645

McKesson Corp.	2,051	425,747

Medtronic PLC	8,479	612,184

Merck & Co., Inc.	13,518	767,687

Mylan, Inc. †	7,598	428,299

Pfizer, Inc.	20,318	632,906

Premier, Inc. Class A †	5,279	177,005

Retrophin, Inc. †	8,104	99,193

Thermo Fisher Scientific, Inc.	1,272	159,369

Tornier NV (Netherlands) †	1,748	44,574

Universal Health Services, Inc. Class B	1,927	214,398

Ventas, Inc. R	3,151	225,927

Zimmer Holdings, Inc.	2,864	324,835

		14,964,935
Miscellaneous (—%)
Restaurant Brands International LP (Units) †	22	848

		848
Semiconductor (0.9%)
Applied Materials, Inc.	23,020	573,658

Lam Research Corp.	6,109	484,688

QUALCOMM, Inc.	3,938	292,712

		1,351,058
Software (2.4%)
Activision Blizzard, Inc.	1,907	38,426

Adobe Systems, Inc. †	2,671	194,182

Cadence Design Systems, Inc. †	3,988	75,652

Electronic Arts, Inc. †	2,010	94,500

Microsoft Corp.	38,771	1,800,905

Oracle Corp.	21,736	977,468

PTC, Inc. †	938	34,378

Red Hat, Inc. †	4,872	336,850

Tencent Holdings, Ltd. (China)	9,536	136,826

		3,689,187
Technology (0.2%)
Avago Technologies, Ltd.	3,169	318,770

CACI International, Inc. Class A †	662	57,051

		375,821
Technology services (3.2%)
Alibaba Group Holding, Ltd. ADR (China) †	7,923	823,517

Computer Sciences Corp.	4,082	257,370

Facebook, Inc. Class A †	15,315	1,194,876

Fidelity National Information Services, Inc.	4,448	276,666

Google, Inc. Class A †	15	7,960

Google, Inc. Class C †	3,757	1,977,685

Pandora Media, Inc. †	3,845	68,556

Yahoo!, Inc. †	7,149	361,096

Yandex NV Class A (Russia) †	2,418	43,427

		5,011,153

COMMON STOCKS (65.6%)* cont.	Shares	Value

Transportation (1.3%)
American Airlines Group, Inc.	4,750	$254,743

Canadian Pacific Railway, Ltd. (Canada)	598	115,168

Genesee & Wyoming, Inc. Class A †	1,951	175,434

Spirit Airlines, Inc. †	5,570	420,981

Union Pacific Corp.	9,134	1,088,133

		2,054,459
Utilities and power (2.1%)
Ameren Corp.	2,166	99,918

American Electric Power Co., Inc.	5,080	308,458

American Water Works Co., Inc.	2,990	159,367

Calpine Corp. †	15,083	333,787

Dominion Resources, Inc.	18	1,384

Edison International	6,054	396,416

Exelon Corp.	13,404	497,020

NextEra Energy Partners LP	3,367	113,636

NextEra Energy, Inc.	2,117	225,016

NRG Energy, Inc.	14,054	378,755

PG&E Corp.	7,729	411,492

Sempra Energy	2,453	273,166

		3,198,415

Total common stocks (cost $86,125,454)		$101,298,250

U.S. GOVERNMENT AND AGENCY
MORTGAGE OBLIGATIONS (7.8%)*	Principal amount	Value

U.S. Government Agency Mortgage Obligations (7.8%)
Federal Home Loan Mortgage Corporation
Pass-Through Certificates 4 1/2s, May 1, 2044	$1,060,543	$1,174,800

Federal National Mortgage Association
Pass-Through Certificates
5 1/2s, with due dates from July 1, 2033
to November 1, 2038	447,265	500,663
5s, August 1, 2033	164,778	182,269
4 1/2s, August 1, 2041	612,642	666,057
4 1/2s, TBA, January 1, 2045	4,000,000	4,343,438
4s, TBA, January 1, 2045	1,000,000	1,067,656
3 1/2s, TBA, January 1, 2045	2,000,000	2,085,938
3s, TBA, January 1, 2045	2,000,000	2,024,219

		12,045,040
Total U.S. government and agency mortgage
obligations (cost $11,908,305)		$12,045,040

U.S. TREASURY OBLIGATIONS (11.3%)*	Principal amount	Value

U.S. Treasury Bonds 3 3/4s, November 15, 2043	$80,000	$96,209

U.S. Treasury Notes
3 1/2s, February 15, 2018	2,620,000	2,806,342
2s, November 30, 2020	450,000	453,788
1 3/4s, May 31, 2016	3,010,000	3,063,954
1 1/8s, December 31, 2019	2,390,000	2,330,554
1s, August 31, 2016	3,340,000	3,363,876
3/4s, March 31, 2018	3,700,000	3,642,224
3/4s, December 31, 2017	1,630,000	1,612,204

Total U.S. treasury obligations (cost $17,383,436)		$17,369,151

CORPORATE BONDS AND NOTES (14.7%)*	Principal amount	Value

Basic materials (0.7%)
Agrium, Inc. sr. unsec. unsub. notes 7 1/8s, 2036
(Canada)	$45,000	$58,560

Albemarle Corp. 4.15s, 2024	10,000	10,160

ArcelorMittal SA sr. unsec. bonds 10.35s, 2019
(France)	60,000	72,450

Putnam VT George Putnam Balanced Fund 7

CORPORATE BONDS AND NOTES (14.7%)* cont.	Principal amount	Value

Basic materials cont.
CF Industries, Inc. company guaranty sr. unsec.
notes 5 3/8s, 2044	$77,000	$83,734

CF Industries, Inc. company guaranty sr. unsec.
notes 5.15s, 2034	53,000	55,553

CF Industries, Inc. company guaranty sr. unsec.
unsub. notes 7 1/8s, 2020	11,000	13,105

Cytec Industries, Inc. sr. unsec.
unsub. notes 3 1/2s, 2023	30,000	30,183

Eastman Chemical Co. sr. unsec.
unsub. notes 6.3s, 2018	15,000	16,927

Eastman Chemical Co. sr. unsec.
unsub. notes 3.8s, 2025	35,000	35,373

Georgia-Pacific, LLC sr. unsec.
unsub. notes 7 3/4s, 2029	135,000	190,089

Glencore Finance Canada, Ltd. 144A company
guaranty sr. unsec. notes 6s, 2041 (Canada)	5,000	5,431

Glencore Finance Canada, Ltd. 144A company
guaranty sr. unsec. unsub. bonds 5.8s, 2016 (Canada)	66,000	70,603

Glencore Funding, LLC 144A company
guaranty sr. unsec. unsub. notes 4 5/8s, 2024	34,000	34,052

International Paper Co. sr. unsec. notes 8.7s, 2038	10,000	15,073

Methanex Corp. sr. unsec. unsub. notes 3 1/4s,
2019 (Canada)	61,000	60,656

Mosaic Co. (The) sr. unsec. notes 3 3/4s, 2021	30,000	31,283

Mosaic Co. (The) sr. unsec. unsub. notes 5 5/8s, 2043	21,000	24,110

Mosaic Co. (The) sr. unsec. unsub. notes 5.45s, 2033	9,000	10,197

Rock-Tenn Co. company guaranty sr. unsec.
unsub. notes 4.45s, 2019	25,000	26,701

Temple-Inland, Inc. sr. unsec.
unsub. notes 6 5/8s, 2018	30,000	33,498

Union Carbide Corp. sr. unsec.
unsub. bonds 7 3/4s, 2096	45,000	59,472

Weyerhaeuser Co. sr. unsec. unsub. notes 7 3/8s, 2032 R	82,000	109,171

		1,046,381
Capital goods (0.4%)
Delphi Corp. company guaranty sr. unsec.
unsub. notes 4.15s, 2024	50,000	51,762

Legrand France SA sr. unsec. unsub. debs 8 1/2s,
2025 (France)	104,000	145,926

Parker Hannifin Corp. sr. unsec.
unsub. notes Ser. MTN, 6 1/4s, 2038	125,000	168,457

Republic Services, Inc. company
guaranty sr. unsec. unsub. notes 5 1/2s, 2019	40,000	45,063

United Technologies Corp. sr. unsec. notes 5.7s, 2040	15,000	18,826

United Technologies Corp. sr. unsec.
unsub. notes 4 1/2s, 2042	35,000	38,108

Waste Management, Inc. company
guaranty sr. unsec. notes 7 3/4s, 2032	100,000	145,712

		613,854
Communication services (1.3%)
American Tower Corp. sr. unsec.
unsub. notes 3.4s, 2019 R	95,000	96,693

CC Holdings GS V, LLC/Crown Castle GS III Corp.
company guaranty sr. notes 3.849s, 2023	30,000	29,799

CenturyLink, Inc. sr. unsec. unsub. notes Ser. G,
6 7/8s, 2028	110,000	110,000

Comcast Cable Communications Holdings, Inc.
company guaranty sr. unsec. notes 9.455s, 2022	25,000	35,941

Comcast Corp. company guaranty sr. unsec.
unsub. notes 6 1/2s, 2035	27,000	36,099

Crown Castle Towers, LLC 144A company
guaranty sr. notes 4.883s, 2020	105,000	115,419

CORPORATE BONDS AND NOTES (14.7%)* cont.	Principal amount	Value

Communication services cont.
Koninklijke (Royal) KPN NV sr. unsec.
unsub. bonds 8 3/8s, 2030 (Netherlands)	$10,000	$14,060

NBCUniversal Media, LLC sr. unsec.
unsub. notes 6.4s, 2040	55,000	73,689

Qwest Corp. sr. unsec. notes 6 3/4s, 2021	49,000	56,659

Rogers Communications, Inc. company
guaranty sr. unsec. bonds 8 3/4s, 2032 (Canada)	10,000	14,268

Rogers Communications, Inc. company
guaranty sr. unsec. unsub. notes 4 1/2s, 2043 (Canada)	35,000	35,454

SBA Tower Trust 144A company
guaranty sr. notes 5.101s, 2017	175,000	184,969

SES SA 144A company guaranty sr. unsec.
notes 5.3s, 2043 (France)	40,000	44,429

TCI Communications, Inc. sr. unsec.
unsub. notes 7 7/8s, 2026	45,000	62,766

Telecom Italia SpA 144A sr. unsec. notes 5.303s,
2024 (Italy)	200,000	202,500

Telefonica Emisiones SAU company
guaranty sr. unsec. notes 5.462s, 2021 (Spain)	125,000	139,374

Telefonica Emisiones SAU company
guaranty sr. unsec. notes 4.57s, 2023 (Spain)	150,000	160,597

Telefonica Emisiones SAU company
guaranty sr. unsec. unsub. notes 7.045s, 2036 (Spain)	10,000	13,330

Time Warner Cable, Inc. company
guaranty sr. notes 7.3s, 2038	22,000	30,335

Verizon Communications, Inc. sr. unsec.
notes 6.4s, 2038	148,000	182,611

Verizon Communications, Inc. sr. unsec.
unsub. notes 6.4s, 2033	17,000	21,092

Verizon New Jersey, Inc. company
guaranty sr. unsec. unsub. bonds 8s, 2022	110,000	139,218

Verizon New York, Inc. company
guaranty sr. unsec. notes Ser. B, 7 3/8s, 2032	11,000	13,794

Verizon Pennsylvania, Inc. company
guaranty sr. unsec. bonds 8.35s, 2030	135,000	185,435

		1,998,531
Consumer cyclicals (1.4%)
21st Century Fox America, Inc. company
guaranty sr. unsec. debs. 7 3/4s, 2024	135,000	174,224

21st Century Fox America, Inc. company
guaranty sr. unsec. notes 7.85s, 2039	25,000	37,083

Autonation, Inc. company guaranty sr. unsec.
unsub. notes 5 1/2s, 2020	43,000	46,548

Bed Bath & Beyond, Inc. sr. unsec. notes 5.165s, 2044	85,000	88,934

CBS Corp. company guaranty sr. unsec.
debs. 7 7/8s, 2030	133,000	185,883

Dollar General Corp. sr. unsec. notes 3 1/4s, 2023	80,000	72,820

Expedia, Inc. company guaranty sr. unsec.
unsub. notes 5.95s, 2020	88,000	98,338

Ford Motor Co. sr. unsec. unsub. notes 9.98s, 2047	34,000	54,916

Ford Motor Co. sr. unsec. unsub. notes 7 3/4s, 2043	210,000	284,923

Ford Motor Co. sr. unsec. unsub. notes 7.4s, 2046	20,000	28,800

GLP Capital LP/GLP Financing II, Inc. company
guaranty sr. unsec. notes 4 3/8s, 2018	25,000	25,563

Grupo Televisa SAB sr. unsec. bonds 6 5/8s, 2040 (Mexico)	90,000	109,119

Historic TW, Inc. company guaranty sr. unsec.
unsub. bonds 9.15s, 2023	95,000	129,210

Host Hotels & Resorts LP sr. unsec.
unsub. notes 6s, 2021 R	48,000	55,197

Host Hotels & Resorts LP sr. unsec.
unsub. notes 5 1/4s, 2022 R	22,000	24,009

8 Putnam VT George Putnam Balanced Fund

CORPORATE BONDS AND NOTES (14.7%)* cont.	Principal amount	Value

Consumer cyclicals cont.
Hyatt Hotels Corp. sr. unsec.
unsub. notes 3 3/8s, 2023	$30,000	$29,565

INVISTA Finance, LLC 144A company
guaranty sr. notes 4 1/4s, 2019	12,000	12,000

Macy’s Retail Holdings, Inc. company
guaranty sr. unsec. notes 6.9s, 2029	34,000	43,278

Macy’s Retail Holdings, Inc. company
guaranty sr. unsec. notes 6.7s, 2034	40,000	51,136

Macy’s Retail Holdings, Inc. company
guaranty sr. unsec. notes 6.65s, 2024	18,000	22,322

Macy’s Retail Holdings, Inc. company
guaranty sr. unsec. notes 5 1/8s, 2042	10,000	10,899

Macy’s Retail Holdings, Inc. company
guaranty sr. unsec. notes 3 5/8s, 2024	129,000	130,343

Marriott International, Inc./MD sr. unsec.
unsub. notes 3s, 2019	45,000	46,178

NVR, Inc. sr. unsec. unsub. notes 3.95s, 2022	65,000	67,293

O’Reilly Automotive, Inc. company
guaranty sr. unsec. unsub. notes 3.85s, 2023	25,000	25,868

Owens Corning company guaranty sr. unsec.
notes 9s, 2019	9,000	10,892

QVC, Inc. company guaranty sr. notes 4.85s, 2024	50,000	50,914

Tiffany & Co. 144A sr. unsec. notes 4.9s, 2044	55,000	56,685

Time Warner, Inc. company guaranty sr. unsec.
bonds 7.7s, 2032	45,000	63,578

TRW Automotive, Inc. 144A company
guaranty sr. unsec. notes 4.45s, 2023	70,000	70,350

Viacom, Inc. sr. unsec. unsub. notes 5.85s, 2043	50,000	55,663

		2,162,531
Consumer staples (1.1%)
Altria Group, Inc. company guaranty sr. unsec.
bonds 4s, 2024	75,000	78,394

Altria Group, Inc. company guaranty sr. unsec.
notes 9.7s, 2018	14,000	17,777

Anheuser-Busch Cos., LLC company
guaranty sr. unsec. unsub. notes 5 1/2s, 2018	115,000	127,911

Anheuser-Busch InBev Worldwide, Inc. company
guaranty sr. unsec. unsub. notes 8.2s, 2039	25,000	38,595

Campbell Soup Co. sr. unsec. unsub. notes 8 7/8s, 2021	110,000	143,963

CVS Pass-Through Trust 144A sr. mtge.
notes 7.507s, 2032	156,285	199,306

CVS Pass-Through Trust 144A sr. mtge.
notes 4.704s, 2036	14,635	15,650

Delhaize Group SA company guaranty sr. unsec.
notes 4 1/8s, 2019 (Belgium)	17,000	17,853

Delhaize Group SA company guaranty sr. unsec.
unsub. notes 6 1/2s, 2017 (Belgium)	80,000	88,252

Diageo Investment Corp. company
guaranty sr. unsec. debs. 8s, 2022	99,000	130,897

ERAC USA Finance, LLC 144A company
guaranty sr. unsec. notes 7s, 2037	150,000	202,142

ERAC USA Finance, LLC 144A company
guaranty sr. unsec. notes 3.85s, 2024	120,000	121,698

Kraft Foods Group, Inc. sr. unsec.
unsub. notes 6 1/2s, 2040	5,000	6,446

McDonald’s Corp. sr. unsec. Ser. MTN, 6.3s, 2038	75,000	98,655

McDonald’s Corp. sr. unsec. notes 5.7s, 2039	90,000	110,546

Molson Coors Brewing Co. company
guaranty sr. unsec. unsub. notes 5s, 2042	25,000	27,137

Mondelez International, Inc. sr. unsec.
unsub. notes 6 1/2s, 2040	104,000	138,836

CORPORATE BONDS AND NOTES (14.7%)* cont.	Principal amount	Value

Consumer staples cont.
Tyson Foods, Inc. company guaranty sr. unsec.
bonds 4 7/8s, 2034	$17,000	$18,649

Tyson Foods, Inc. company guaranty sr. unsec.
unsub. bonds 5.15s, 2044	23,000	25,833

Walgreens Boots Alliance, Inc. company
guaranty sr. unsec. unsub. notes 3.3s, 2021	105,000	105,744

		1,714,284
Energy (0.8%)
BP Capital Markets PLC company
guaranty sr. unsec. unsub. notes 4 1/2s, 2020
(United Kingdom)	30,000	32,459

DCP Midstream, LLC 144A sr. unsec. notes 5.35s, 2020	55,000	57,516

EOG Resources, Inc. sr. unsec. notes 5 5/8s, 2019	30,000	33,852

EQT Midstream Partners LP company
guaranty sr. unsec. notes 4s, 2024	70,000	69,319

Hess Corp. sr. unsec. unsub. notes 7.3s, 2031	55,000	68,332

Kerr-McGee Corp. company guaranty sr. unsec.
unsub. notes 7 7/8s, 2031	110,000	150,381

Marathon Petroleum Corp. sr. unsec.
unsub. notes 6 1/2s, 2041	25,000	29,755

Motiva Enterprises, LLC 144A sr. unsec.
notes 6.85s, 2040	15,000	18,502

Noble Holding International, Ltd. company
guaranty sr. unsec. notes 6.05s, 2041	60,000	52,393

Petrobras International Finance Co. SA (PIFCO)
company guaranty sr. unsec. notes 6 3/4s, 2041 (Brazil)	35,000	31,835

Petrobras International Finance Co. SA (PIFCO)
company guaranty sr. unsec. notes 5 3/8s, 2021 (Brazil)	130,000	120,454

Petrobras International Finance Co. SA (PIFCO)
company guaranty sr. unsec. notes 3 7/8s, 2016 (Brazil)	70,000	68,691

Pride International, Inc. sr. unsec.
notes 7 7/8s, 2040	120,000	144,814

Spectra Energy Capital, LLC sr. notes 8s, 2019	110,000	133,351

Statoil ASA company guaranty sr. unsec.
notes 5.1s, 2040 (Norway)	70,000	80,965

Tosco Corp. sr. unsec. notes 8 1/8s, 2030	72,000	104,749

Weatherford International, LLC company
guaranty sr. unsec. unsub. notes 6.8s, 2037	30,000	28,368

Williams Partners LP sr. unsec. notes 5.4s, 2044	43,000	42,398

Williams Partners LP sr. unsec. notes 4.3s, 2024	42,000	41,672

		1,309,806
Financials (6.0%)
Aflac, Inc. sr. unsec. notes 6.9s, 2039	120,000	162,935

Aflac, Inc. sr. unsec. notes 6.45s, 2040	52,000	67,808

American Express Co. sr. unsec. notes 7s, 2018	16,000	18,511

American International Group, Inc. jr. sub. FRB
bonds 8.175s, 2058	114,000	154,470

Aon PLC company guaranty sr. unsec.
unsub. notes 4 1/4s, 2042	200,000	194,397

ARC Properties Operating Partnership LP/Clark
Acquisition, LLC company guaranty sr. unsec.
unsub. notes 4.6s, 2024 R	90,000	83,029

Assurant, Inc. sr. unsec. notes 6 3/4s, 2034	80,000	98,920

AXA SA 144A jr. unsec. sub. FRN notes 6.463s,
perpetual maturity (France)	75,000	78,938

Barclays Bank PLC 144A sub. notes 10.179s, 2021
(United Kingdom)	200,000	268,518

Bear Stearns Cos., LLC (The) sr. unsec.
unsub. notes 7 1/4s, 2018	44,000	50,712

Berkshire Hathaway Finance Corp. company
guaranty sr. unsec. unsub. notes 4.3s, 2043	98,000	103,837

Putnam VT George Putnam Balanced Fund 9

CORPORATE BONDS AND NOTES (14.7%)* cont.	Principal amount	Value

Financials cont.
BPCE SA 144A unsec. sub. notes 5.15s, 2024 (France)	$200,000	$206,482

CBL & Associates LP company guaranty sr. unsec.
unsub. notes 5 1/4s, 2023 R	105,000	112,506

Citigroup, Inc. sr. unsec. notes 8 1/2s, 2019	15,000	18,691

Cooperatieve Centrale Raiffeisen-Boerenleenbank
BA 144A jr. unsec. sub. FRN notes 11s, perpetual
maturity (Netherlands)	150,000	193,050

Credit Suisse AG 144A unsec. sub. notes 6 1/2s,
2023 (Switzerland)	200,000	217,615

DDR Corp. sr. unsec. unsub. notes 7 7/8s, 2020 R	95,000	117,161

Duke Realty LP company guaranty sr. unsec.
notes 6 3/4s, 2020 R	62,000	72,985

Duke Realty LP company guaranty sr. unsec.
unsub. notes 4 3/8s, 2022 R	122,000	129,145

EPR Properties unsec. notes 5 1/4s, 2023 R	50,000	52,149

Fairfax US, Inc. 144A company guaranty sr. unsec.
notes 4 7/8s, 2024	35,000	35,263

Fifth Third Bancorp jr. unsec. sub. FRB
bonds 5.1s, perpetual maturity	29,000	26,861

GE Capital Trust I unsec. sub. FRB bonds 6 3/8s, 2067	215,000	231,566

General Electric Capital Corp. sr. unsec.
notes 6 3/4s, 2032	110,000	150,247

Genworth Holdings, Inc. sr. unsec.
unsub. notes 7 5/8s, 2021	126,000	123,202

Hartford Financial Services Group, Inc. (The)
sr. unsec. unsub. notes 6 5/8s, 2040	238,000	320,404

HBOS PLC 144A unsec. sub. bonds 6s, 2033
(United Kingdom)	215,000	242,803

Highwood Realty LP sr. unsec. bonds 5.85s, 2017 R	135,000	146,509

Hospitality Properties Trust sr. unsec.
unsub. notes 4 1/2s, 2025 R	30,000	30,200

HSBC Finance Capital Trust IX FRN notes 5.911s, 2035	400,000	405,000

HSBC Holdings PLC unsec. sub. notes 5 1/4s, 2044
(United Kingdom)	200,000	223,918

HSBC USA Capital Trust I 144A jr. bank
guaranty unsec. notes 7.808s, 2026	100,000	100,817

ING Bank NV 144A unsec. sub. notes 5.8s,
2023 (Netherlands)	200,000	222,009

International Lease Finance Corp. sr. unsec.
notes 6 1/4s, 2019	45,000	49,163

JPMorgan Chase & Co. jr. unsec. sub. FRN
notes 7.9s, perpetual maturity	110,000	118,393

JPMorgan Chase Capital XXIII company guaranty jr.
unsec. sub. FRN notes 1.232s, 2047	488,000	395,280

Liberty Mutual Group, Inc. 144A company
guaranty jr. unsec. sub. bonds 7.8s, 2037	45,000	52,650

Liberty Mutual Insurance Co. 144A notes 7.697s, 2097	100,000	126,322

Massachusetts Mutual Life Insurance Co. 144A
notes 8 7/8s, 2039	155,000	250,092

Merrill Lynch & Co., Inc. unsec.
sub. notes 6.11s, 2037	150,000	178,934

MetLife Capital Trust IV 144A jr. unsec.
sub. notes 7 7/8s, 2037	400,000	511,000

Mid-America Apartments LP sr. unsec. notes 4.3s, 2023 R	30,000	31,581

Nationwide Financial Services, Inc. notes 5 5/8s, 2015	50,000	50,258

Nationwide Mutual Insurance Co. 144A
notes 8 1/4s, 2031	60,000	85,235

Nordea Bank AB 144A sub. notes 4 7/8s, 2021 (Sweden)	200,000	216,674

OneAmerica Financial Partners, Inc. 144A
bonds 7s, 2033	56,000	62,226

Pacific LifeCorp 144A sr. notes 6s, 2020	30,000	34,192

CORPORATE BONDS AND NOTES (14.7%)* cont.	Principal amount	Value

Financials cont.
Primerica, Inc. sr. unsec. unsub. notes 4 3/4s, 2022	$33,000	$36,249

Progressive Corp. (The) jr. unsec. sub. FRN
notes 6.7s, 2037	228,000	246,639

Prudential Financial, Inc. jr. unsec. sub. FRN
notes 5 5/8s, 2043	35,000	35,963

Prudential Financial, Inc. jr. unsec. sub. FRN
notes 5.2s, 2044	137,000	135,630

Prudential Financial, Inc. sr. unsec.
notes 6 5/8s, 2040	35,000	45,891

Realty Income Corp. sr. unsec. notes 4.65s, 2023 R	120,000	129,274

Royal Bank of Scotland PLC (The) unsec. sub. FRN
notes Ser. REGS, 9 1/2s, 2022 (United Kingdom)	190,000	216,600

Santander Holdings USA, Inc. sr. unsec.
unsub. notes 4 5/8s, 2016	180,000	187,554

Santander Issuances SAU 144A bank guaranty unsec.
sub. notes 5.911s, 2016 (Spain)	100,000	104,237

Santander UK PLC 144A unsec. sub. notes 5s, 2023
(United Kingdom)	65,000	67,953

Standard Chartered PLC unsec. sub. notes 5.7s,
2022 (United Kingdom)	200,000	215,132

State Street Capital Trust IV company
guaranty jr. unsec. sub. FRB bonds 1.241s, 2037	306,000	256,658

Teachers Insurance & Annuity Association
of America 144A unsec. sub. notes 6.85s, 2039	40,000	54,633

Travelers Property Casualty Corp. sr. unsec.
unsub. bonds 7 3/4s, 2026	40,000	54,052

UBS AG/Stamford, CT jr. unsec. sub. notes 7 5/8s, 2022	360,000	423,848

Willis Group Holdings PLC company
guaranty sr. unsec. unsub. notes 5 3/4s, 2021	110,000	122,861

WP Carey, Inc. sr. unsec. unsub. notes 4.6s, 2024 R	135,000	141,687

ZFS Finance USA Trust V 144A FRB bonds 6 1/2s, 2037	30,000	31,988

		9,329,507
Government (0.5%)
International Bank for Reconstruction &
Development sr. unsec. unsub. bonds 7 5/8s, 2023
(Supra-Nation)	500,000	698,573

		698,573
Health care (0.2%)
Aetna, Inc. sr. unsec. unsub. notes 6 3/4s, 2037	48,000	63,306

Medtronic PLC 144A sr. unsec. notes 4 3/8s, 2035	20,000	21,217

Medtronic PLC 144A sr. unsec. notes 3 1/2s, 2025	20,000	20,459

Omega Healthcare Investors, Inc. company
guaranty sr. unsec. notes 4.95s, 2024 R	70,000	72,845

Quest Diagnostics, Inc. company
guaranty sr. unsec. notes 6.95s, 2037	50,000	64,007

Quest Diagnostics, Inc. company
guaranty sr. unsec. notes 4 3/4s, 2020	17,000	18,352

UnitedHealth Group, Inc. sr. unsec.
unsub. notes 4 5/8s, 2041	45,000	48,525

Anthem, Inc. sr. unsec. unsub. notes 4 5/8s, 2042	30,000	31,481

		340,192
Technology (0.1%)
Fidelity National Information Services, Inc.
company guaranty sr. unsec. unsub. notes 5s, 2022	122,000	129,388

Jabil Circuit, Inc. sr. unsec. notes 8 1/4s, 2018	20,000	22,738

		152,126
Transportation (0.3%)
Burlington Northern Santa Fe, LLC sr. unsec.
notes 5.4s, 2041	85,000	101,427

Burlington Northern Santa Fe, LLC sr. unsec.
unsub. notes 5 3/4s, 2040	40,000	49,292

Continental Airlines, Inc. pass-through
certificates Ser. 97-4A, 6.9s, 2018	10,066	10,570

10 Putnam VT George Putnam Balanced Fund

CORPORATE BONDS AND NOTES (14.7%)* cont.	Principal amount	Value

Transportation cont.
Continental Airlines, Inc. pass-through
certificates Ser. 98-1A, 6.648s, 2017	$33,816	$35,464

Kansas City Southern de Mexico SA de CV
sr. unsec. unsub. notes 2.35s, 2020	7,000	6,711

Kansas City Southern Railway Co. (The) company
guaranty sr. unsec. notes 4.3s, 2043	13,000	13,264

Norfolk Southern Corp. sr. unsec. notes 6s, 2111	60,000	76,956

Southwest Airlines Co. pass-through certificates
Ser. 07-1, 6.15s, 2022	88,084	101,077

United Airlines 2014-2 Class A Pass Through Trust
sr. notes Ser. A, 3 3/4s, 2026	20,000	20,200

		414,961
Utilities and power (1.9%)
Appalachian Power Co. sr. notes Ser. L, 5.8s, 2035	55,000	67,572

Arizona Public Services Co. sr. unsec.
notes 4 1/2s, 2042	23,000	24,593

Beaver Valley Funding Corp. sr. bonds 9s, 2017	11,000	11,880

Commonwealth Edison Co. sr. mtge. bonds 5 7/8s, 2033	15,000	18,826

Consolidated Edison Co. of New York sr. unsec.
unsub. notes 4.2s, 2042	35,000	36,297

Duke Energy Carolinas, LLC sr. mtge.
notes 4 1/4s, 2041	70,000	74,958

EDP Finance BV 144A sr. unsec. unsub. notes 6s,
2018 (Netherlands)	100,000	108,226

El Paso Natural Gas Co., LLC sr. unsec.
unsub. bonds 8 3/8s, 2032	75,000	98,616

El Paso Pipeline Partners Operating Co., LP
company guaranty sr. unsec. notes 6 1/2s, 2020	30,000	33,729

Electricite de France (EDF) 144A sr. unsec.
notes 6.95s, 2039 (France)	120,000	163,027

Electricite de France (EDF) 144A sr. unsec.
notes 6s, 2114 (France)	100,000	118,936

Electricite de France (EDF) 144A sr. unsec.
unsub. notes 5.6s, 2040 (France)	40,000	47,272

Energy Transfer Partners LP sr. unsec.
unsub. notes 7.6s, 2024	30,000	36,724

Energy Transfer Partners LP sr. unsec.
unsub. notes 6 1/2s, 2042	117,000	134,575

Energy Transfer Partners LP sr. unsec.
unsub. notes 5.2s, 2022	35,000	37,488

Ente Nazionale Idrocarburi (ENI) SpA 144A
sr. unsec. notes 4.15s, 2020 (Italy)	130,000	136,482

Enterprise Products Operating, LLC company
guaranty sr. unsec. unsub. notes 4.85s, 2042	55,000	57,154

FirstEnergy Transmission, LLC 144A sr. unsec.
unsub. notes 5.45s, 2044	140,000	150,901

Iberdrola International BV company
guaranty sr. unsec. unsub. notes 6 3/4s, 2036 (Spain)	30,000	38,244

ITC Holdings Corp. 144A sr. unsec. notes 6.05s, 2018	40,000	44,750

Kansas Gas and Electric Co. bonds 5.647s, 2021	31,933	33,810

Kinder Morgan Energy Partners LP sr. unsec.
unsub. notes 5.4s, 2044	16,000	16,033

Kinder Morgan Energy Partners LP sr. unsec.
unsub. notes 4 1/4s, 2024	24,000	24,048

Kinder Morgan Energy Partners LP sr. unsec.
unsub. notes 3 1/2s, 2021	40,000	39,445

MidAmerican Funding, LLC sr. bonds 6.927s, 2029	10,000	13,276

Nevada Power Co. mtge. notes 7 1/8s, 2019	45,000	53,687

Oncor Electric Delivery Co., LLC sr. notes 7s, 2022	55,000	69,666

Oncor Electric Delivery Co., LLC sr. notes 4.1s, 2022	60,000	64,438

CORPORATE BONDS AND NOTES (14.7%)* cont.	Principal amount	Value

Utilities and power cont.
Pacific Gas & Electric Co. sr. unsec.
notes 6.35s, 2038	$55,000	$72,120

Pacific Gas & Electric Co. sr. unsub. notes 5.8s, 2037	30,000	36,746

Potomac Edison Co. 144A sr. bonds 5.8s, 2016	37,000	39,204

PPL Capital Funding, Inc. company
guaranty sr. unsec. unsub. notes 4.2s, 2022	5,000	5,290

PPL WEM Holdings, Ltd. 144A sr. unsec.
notes 5 3/8s, 2021 (United Kingdom)	210,000	236,014

Puget Sound Energy, Inc. jr. sub. FRN
notes Ser. A, 6.974s, 2067	99,000	101,970

Teco Finance, Inc. company guaranty sr. unsec.
unsub. notes 6.572s, 2017	15,000	16,640

Texas-New Mexico Power Co. 144A 1st mtge.
bonds Ser. A, 9 1/2s, 2019	135,000	170,239

TransCanada PipeLines, Ltd. jr. unsec. sub. FRN
notes 6.35s, 2067 (Canada)	180,000	174,600

Westar Energy, Inc. sr. mtge. notes 4 1/8s, 2042	35,000	36,577

Wisconsin Energy Corp. jr. unsec. sub. FRN
notes 6 1/4s, 2067	300,000	301,578

		2,945,631

Total corporate bonds and notes (cost $20,499,496)		$22,726,377

MORTGAGE-BACKED SECURITIES (0.7%)*	Principal amount	Value

Citigroup/Deutsche Bank Commercial Mortgage Trust
FRB Ser. 07-C6, Class A4, 5.71s, 2049	$285,000	$308,992

COMM Mortgage Trust FRB Ser. 14-CR18, Class C,
4.74s, 2047	161,000	170,533

Federal Home Loan Mortgage Corporation
Ser. T-56, Class A, IO, 0.524s, 2043	667,284	11,260
Ser. T-56, Class 2, IO, zero %, 2043 F	586,123	23

First Plus Home Loan Trust Ser. 97-3, Class B1,
7.79s, 2023 (In default) †	14,822	1

GE Business Loan Trust 144A Ser. 04-2, Class D,
2.911s, 2032	20,262	17,000

LB Commercial Conduit Mortgage Trust 144A
Ser. 99-C1, Class G, 6.41s, 2031	44,422	46,643
Ser. 98-C4, Class H, 5.6s, 2035	136,978	143,403

Morgan Stanley Capital I Trust FRB Ser. 07-HQ12,
Class A2, 5.592s, 2049	29,385	29,414

Morgan Stanley Capital I Trust 144A FRB
Ser. 12-C4, Class D, 5.525s, 2045	217,000	231,365

TIAA Real Estate CDO, Ltd. Ser. 03-1A, Class E,
8s, 2038	219,591	54,898

WF-RBS Commercial Mortgage Trust FRB Ser. 14-C19,
Class C, 4.646s, 2047	75,000	77,288

Total mortgage-backed securities (cost $1,052,911)		$1,090,820

MUNICIPAL BONDS AND NOTES (0.2%)*	Principal amount	Value

CA State G.O. Bonds (Build America Bonds),
7 1/2s, 4/1/34	$30,000	$44,627

IL State G.O. Bonds, 4.421s, 1/1/15	65,000	65,000

North TX, Tollway Auth. Rev. Bonds (Build America
Bonds), 6.718s, 1/1/49	55,000	79,677

OH State U. Rev. Bonds (Build America Bonds),
4.91s, 6/1/40	40,000	48,340

Total municipal bonds and notes (cost $190,196)		$237,644

CONVERTIBLE PREFERRED STOCKS (0.1%)*	Shares	Value

United Technologies Corp. $3.75 cv. pfd.	1,576	$96,656

Total convertible preferred stocks (cost $78,800)		$96,656

Putnam VT George Putnam Balanced Fund 11

PURCHASED OPTIONS	Expiration	Contract
OUTSTANDING (—%)*	date/strike price	amount	Value

Energy Select Sector SPDR ETF (Put)	Jan-15/$70.00	$8,089	$1,646

Vodafone Group PLC ADR (Call)	Jan-15/40.00	4,430	24

Total purchased options outstanding (cost $7,550)			$1,670
		Principal
SHORT-TERM INVESTMENTS (5.7%)*	amount/shares		Value

Putnam Short Term Investment Fund 0.10% L	Shares	8,747,063	$8,747,063

U.S. Treasury Bills with an effective yield
of 0.05%, January 8, 2015		$25,000	25,000

Total short-term investments (cost $8,772,063)			$8,772,063

Total investments (cost $146,018,211)		$163,637,671

Key to holding’s abbreviations

ADR	American Depository Receipts: represents ownership of
foreign securities on deposit with a custodian bank
FRB	Floating Rate Bonds: the rate shown is the current interest
rate at the close of the reporting period
FRN	Floating Rate Notes: the rate shown is the current interest
rate at the close of the reporting period
G.O. Bonds	General Obligation Bonds
IO	Interest Only
MTN	Medium Term Notes
REGS	Securities sold under Regulation S may not be offered, sold
or delivered within the United States except pursuant to
an exemption from, or in a transaction not subject to, the
registration requirements of the Securities Act of 1933.
SPDR	S&P Depository Receipts
TBA	To Be Announced Commitments

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from January 1, 2014 through December 31, 2014 (the reporting period). Within the following notes to the portfolio, references to “ASC  820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

* Percentages indicated are based on net assets of $154,307,466.

† Non-income-producing security.

F Security is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on the securities’ valuation inputs. At the close of the reporting period, fair value pricing was also used for certain foreign securities in the portfolio (Note 1).

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

R Real Estate Investment Trust.

At the close of the reporting period, the fund maintained liquid assets totaling $7,333,086 to cover delayed delivery securities.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

See Note 1 to the financial statements regarding TBA commitments.

The dates shown on debt obligations are the original maturity dates.

FORWARD CURRENCY CONTRACTS at 12/31/14 (aggregate face value $5,045,212)

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Barclays Bank PLC

	Canadian Dollar	Sell	1/21/15	$242,628	$251,939	$9,311

Citibank, N.A.

	Euro	Sell	3/18/15	546,699	564,402	17,703

Credit Suisse International

	British Pound	Sell	3/18/15	589,279	595,260	5,981

	Euro	Sell	3/18/15	214,926	221,904	6,978

	Norwegian Krone	Sell	3/18/15	242,907	261,289	18,382

Deutsche Bank AG

	British Pound	Sell	3/18/15	1,101,919	1,114,794	12,875

HSBC Bank USA, National Association

	Euro	Sell	3/18/15	255,247	263,512	8,265

JPMorgan Chase Bank N.A.

	Canadian Dollar	Sell	1/21/15	494,032	512,534	18,502

	Euro	Sell	3/18/15	334,437	336,628	2,191

State Street Bank and Trust Co.

	Canadian Dollar	Sell	1/21/15	242,628	251,768	9,140

	Euro	Sell	3/18/15	301,744	309,548	7,804

UBS AG

	Euro	Sell	3/18/15	351,873	361,634	9,761

Total						$126,893

12 Putnam VT George Putnam Balanced Fund

WRITTEN OPTIONS
OUTSTANDING at 12/31/14	Expiration	Contract
(premiums $4,156)	date/strike price	amount	Value

Energy Select Sector SPDR Fund (Put)	Jan-15/$68.00	$8,089	$1,035

Vodafone Group PLC (Call)	Jan-15/45.00	4,430	12

Total			$1,047

TBA SALE COMMITMENTS OUTSTANDING
at 12/31/14 (proceeds receivable	Principal	Settlement
$2,126,016)	amount	date	Value

Federal National Mortgage Association,
4 1/2s, January 1, 2045	$1,000,000	1/14/15	$1,085,859

Federal National Mortgage Association,
3 1/2s, January 1, 2045	1,000,000	1/14/15	1,042,969

Total			$2,128,828

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 12/31/14

		Upfront		Payments	Total return	Unrealized
Swap counterparty/		premium	Termination	received (paid) by	received by or	appreciation/
Notional amount		received (paid)	date	fund per annum	paid by fund	(depreciation)

JPMorgan Chase Bank N.A.
baskets	2,964	$—	7/16/15	(3 month USD-LIBOR-BBA	A basket (JPCMPTMD)	$15,047
				plus 30 bp)	of common stocks

Total		$—				$15,047

Putnam VT George Putnam Balanced Fund 13

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks*:

Basic materials	$4,332,205	$740,499	$—

Capital goods	3,466,513	660,409	—

Communication services	4,360,197	—	—

Conglomerates	423,878	192,911	—

Consumer cyclicals	12,477,472	—	—

Consumer staples	8,763,987	110,429	—

Energy	6,746,152	320,067	—

Financials	16,184,001	361,544	—

Health care	14,964,935	—	—

Miscellaneous	848	—	—

Technology	21,802,503	136,826	—

Transportation	2,054,459	—	—

Utilities and power	3,198,415	—	—

Total common stocks	98,775,565	2,522,685	—

Convertible preferred stocks	$—	$96,656	$—

Corporate bonds and notes	—	22,726,377	—

Mortgage-backed securities	—	1,090,819	1

Municipal bonds and notes	—	237,644	—

Purchased options outstanding	—	1,670	—

U.S. government and agency mortgage obligations	—	12,045,040	—

U.S. treasury obligations	—	17,369,151	—

Short-term investments	8,747,063	25,000	—

Totals by level	$107,522,628	$56,115,042	$1

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	$—	$126,893	$—

Written options outstanding	—	(1,047)	—

TBA sale commitments	—	(2,128,828)	—

Total return swap contracts	—	15,047	—

Totals by level	$—	$(1,987,935)	$—

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

During the reporting period, transfers within the fair value hierarchy, if any, (other than certain transfers involving non-U.S. equity securities as described in Note 1) did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period.

At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund’s net assets and were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

14 Putnam VT George Putnam Balanced Fund

Statement of assets and liabilities
12/31/14

Assets

Investment in securities, at value (Note 1):

Unaffiliated issuers (identified cost $137,271,148)	$154,890,608

Affiliated issuers (identified cost $8,747,063) (Note 5)	8,747,063

Dividends, interest and other receivables	554,381

Receivable for shares of the fund sold	11,948

Receivable for investments sold	134,729

Receivable for sales of delayed delivery securities (Note 1)	2,128,905

Unrealized appreciation on forward currency contracts (Note 1)	126,893

Unrealized appreciation on OTC swap contracts (Note 1)	15,047

Prepaid assets	3,115

Total assets	166,612,689

Liabilities

Payable for investments purchased	114,550

Payable for purchases of delayed delivery securities (Note 1)	9,471,740

Payable for shares of the fund repurchased	285,217

Payable for compensation of Manager (Note 2)	68,224

Payable for custodian fees (Note 2)	10,732

Payable for investor servicing fees (Note 2)	10,664

Payable for Trustee compensation and expenses (Note 2)	100,658

Payable for administrative services (Note 2)	1,043

Payable for distribution fees (Note 2)	16,284

Written options outstanding, at value (premiums $4,156) (Notes 1 and 3)	1,047

TBA sale commitments, at value (proceeds receivable $2,126,016) (Note 1)	2,128,828

Other accrued expenses	96,236

Total liabilities	12,305,223

Net assets	$154,307,466

Represented by

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$203,141,747

Undistributed net investment income (Note 1)	2,460,164

Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(69,056,142)

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	17,761,697

Total — Representing net assets applicable to capital shares outstanding	$154,307,466

Computation of net asset value Class IA

Net assets	$78,207,450

Number of shares outstanding	7,727,841

Net asset value, offering price and redemption price per share (net assets divided by number of shares outstanding)	$10.12

Computation of net asset value Class IB

Net assets	$76,100,016

Number of shares outstanding	7,551,483

Net asset value, offering price and redemption price per share (net assets divided by number of shares outstanding)	$10.08

The accompanying notes are an integral part of these financial statements.

Putnam VT George Putnam Balanced Fund 15

Statement of operations
Year ended 12/31/14

Investment income

Dividends (net of foreign tax of $27,393)	$2,086,067

Interest (including interest income of $9,261 from investments in affiliated issuers) (Note 5)	1,582,773

Total investment income	3,668,840

Expenses

Compensation of Manager (Note 2)	834,050

Investor servicing fees (Note 2)	160,334

Custodian fees (Note 2)	33,685

Trustee compensation and expenses (Note 2)	6,360

Distribution fees (Note 2)	199,512

Administrative services (Note 2)	4,002

Auditing and tax fees	75,797

Other	56,267

Total expenses	1,370,007

Expense reduction (Note 2)	(6,264)

Net expenses	1,363,743

Net investment income	2,305,097

Net realized gain on investments (Notes 1 and 3)	35,752,792

Net increase from payments by affiliates (Note 2)	2,966

Net realized loss on swap contracts (Note 1)	(29,029)

Net realized gain on futures contracts (Note 1)	38,373

Net realized gain on foreign currency transactions (Note 1)	341,172

Net unrealized appreciation of assets and liabilities in foreign currencies during the year	126,893

Net unrealized depreciation of investments and TBA sale commitments during the year	(22,153,871)

Net gain on investments	14,079,296

Net increase in net assets resulting from operations	$16,384,393

Statement of changes in net assets

	Year ended	Year ended
	12/31/14	12/31/13

Decrease in net assets

Operations:

Net investment income	$2,305,097	$2,765,164

Net realized gain on investments and foreign currency transactions	36,106,274	15,126,549

Net unrealized appreciation (depreciation) of investments and assets and liabilities in foreign currencies	(22,026,978)	10,975,717

Net increase in net assets resulting from operations	16,384,393	28,867,430

Distributions to shareholders (Note 1):

From ordinary income

Net investment income

Class IA	(1,466,154)	(1,652,135)

Class IB	(1,265,716)	(1,595,306)

Decrease from capital share transactions (Note 4)	(26,578,431)	(31,672,202)

Total decrease in net assets	(12,925,908)	(6,052,213)

Net assets:

Beginning of year	167,233,374	173,285,587

End of year (including undistributed net investment income of $2,460,164 and $2,546,371, respectively)	$154,307,466	$167,233,374

The accompanying notes are an integral part of these financial statements.

16 Putnam VT George Putnam Balanced Fund

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:					RATIOS AND SUPPLEMENTAL DATA:

Period ended	Net asset value, beginning of period	Net investment income (loss)[a]	Net realized and unrealized gain (loss) on investments	Total from investment operations	From net investment income	From net realized gain on investments	Total distributions	Net asset value, end of period	Total return at net asset value (%)[b,c]	Net assets, end of period (in thousands)	Ratio of expenses to average net assets (%)[b,d]	Ratio of net investment income (loss) to average net assets (%)	Portfolio turnover (%)

Class IA

12/31/14	$9.29	.15	.85	1.00	(.17)	—	(.17)	$10.12	10.93	$78,207.73		1.56	215[e]

12/31/13	8.00	.15	1.31	1.46	(.17)	—	(.17)	9.29	18.46	83,435.73		1.74	79[f]

12/31/12	7.25	.15	.77	.92	(.17)	—	(.17)	8.00	12.77	82,153.74		1.99	87[f]

12/31/11	7.21	.15	.06	.21	(.17)	—	(.17)	7.25	2.88	83,017.74		2.07	100[f]

12/31/10	6.84	.16	.58	.74	(.37)	—	(.37)	7.21	11.20	94,297	.74[g]	2.38	191[f]

Class IB

12/31/14	$9.25	.13	.85	.98	(.15)	—	(.15)	$10.08	10.68	$76,100.98		1.31	215[e]

12/31/13	7.97	.13	1.30	1.43	(.15)	—	(.15)	9.25	18.09	83,799.98		1.49	79[f]

12/31/12	7.22	.13	.77	.90	(.15)	—	(.15)	7.97	12.54	91,133.99		1.74	87[f]

12/31/11	7.17	.13	.07	.20	(.15)	—	(.15)	7.22	2.77	95,989.99		1.82	100[f]

12/31/10	6.81	.14	.57	.71	(.35)	—	(.35)	7.17	10.83	111,467	.99[g]	2.13	191[f]

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b The charges and expenses at the insurance company separate account level are not reflected.

c Total return assumes dividend reinvestment.

d Includes amounts paid through expense offset arrangements and/or brokerage/service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

e Portfolio turnover includes TBA purchase and sale commitments.

f Portfolio turnover excludes TBA purchase and sale commitments. Including TBA purchase and sale commitments to conform with current year presentation, the portfolio turnover would have been the following:

Portfolio turnover %

December 31, 2013	187%

December 31, 2012	209

December 31, 2011	233

December 31, 2010	254

g Excludes the impact of a reduction to interest expense related to the resolution of certain terminated derivatives contracts, which amounted to 0.09% of average net assets for the period ended December 31, 2010.

The accompanying notes are an integral part of these financial statements.

Putnam VT George Putnam Balanced Fund 17

Notes to financial statements 12/31/14

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from January 1, 2014 through December 31, 2014.

Putnam VT George Putnam Balanced Fund (the fund) is a diversified series of Putnam Variable Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek to provide a balanced investment composed of a well-diversified portfolio of stocks and bonds which produce both capital growth and current income. The fund invests mainly in a combination of bonds and value stocks of large and midsize U.S. companies, with a greater focus on value stocks. Value stocks are those that Putnam Management believes are currently undervalued by the market. If Putnam Management is correct and other investors ultimately recognize the value of the company, the price of its stock may rise. The fund buys bonds of governments and private companies that are mostly investment-grade in quality with intermediate- to long-term maturities (three years or longer). Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell equity investments, and, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell fixed income investments.

The fund offers class IA and class IB shares of beneficial interest. Class IA shares are offered at net asset value and are not subject to a distribution fee. Class IB shares are offered at net asset value and pay an ongoing distribution fee, which is identified in Note 2.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1 — Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and has delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value, and are classified as Level 2 securities.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital

18 Putnam VT George Putnam Balanced Fund

gains, if any, are reflected as a reduction of cost and/or as a realized gain. All premiums/discounts are amortized/accreted on a yield-to-maturity basis. Securities purchased or sold on a delayed delivery basis may be settled at a future date beyond customary settlement time; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the fair value of the underlying securities or if the counterparty does not perform under the contract.

Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The fair value of these securities is highly sensitive to changes in interest rates.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Options contracts The fund uses options contracts to hedge against changes in values of securities it owns, owned or expects to own.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers.

Options on swaps are similar to options on securities except that the premium paid or received is to buy or grant the right to enter into a previously agreed upon interest rate or credit default contract. Forward premium swap option contracts include premiums that have extended settlement dates. The delayed settlement of the premiums is factored into the daily valuation of the option contracts. In the case of interest rate cap and floor contracts, in return for a premium, ongoing payments between two parties are based on interest rates exceeding a specified rate, in the case of a cap contract, or falling below a specified rate in the case of a floor contract.

Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Futures contracts The fund uses futures contracts to equitize cash.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.”

Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to gain exposure to currencies.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Total return swap contracts The fund entered into OTC total return swap contracts, which are arrangements to exchange a market linked return for a periodic payment, both based on a notional principal amount, to manage exposure to specific sectors or industries.

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC total return swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

TBA commitments The fund may enter into TBA (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price and par amount have been established, the actual securities have not been specified. However, it is anticipated that the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date.

The fund may also enter into TBA sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities, or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as “cover” for the transaction. If the TBA sale commitment is closed through the

Putnam VT George Putnam Balanced Fund 19

acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

TBA commitments, which are accounted for as purchase and sale transactions, may be considered securities themselves, and involve a risk of loss due to changes in the value of the security prior to the settlement date as well as the risk that the counterparty to the transaction will not perform. Counterparty risk is mitigated by having a master agreement between the fund and the counterparty.

Unsettled TBA commitments are valued at their fair value according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in fair value is recorded by the fund as an unrealized gain or loss. Based on market circumstances, Putnam Management will determine whether to take delivery of the underlying securities or to dispose of the TBA commitments prior to settlement.

TBA purchase commitments outstanding at period end, if any, are listed within the fund’s portfolio and TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements that govern OTC derivative and foreign exchange contracts and Master Securities Forward Transaction Agreements that govern transactions involving mortgage backed and other asset backed securities that may result in delayed delivery (Master Agreements) with certain counterparties entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio. Collateral posted to the fund which cannot be sold or repledged totaled $110,154 at the close of the reporting period.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

With respect to ISDA Master Agreements, termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term or short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund did not have a net liability position on open derivative contracts subject to the Master Agreements.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $392.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.11% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

At December 31, 2014, the fund had a capital loss carryover of $68,674,658 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

Loss carryover

Short-term	Long-term	Total	Expiration

$34,901,245	N/A	$34,901,245	December 31, 2016

33,773,413	N/A	33,773,413	December 31, 2017

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences from losses on wash sale transactions, from foreign currency gains and losses and from interest-only securities. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund reclassified $340,566 to increase undistributed net investment income, $4 to decrease paid-in-capital and $340,562 to increase accumulated net realized loss.

The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$20,278,141
Unrealized depreciation	(3,040,166)

Net unrealized appreciation	17,237,975
Undistributed ordinary income	2,603,451
Capital loss carryforward	(68,674,658)

Cost for federal income tax purposes	$146,399,696

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of

20 Putnam VT George Putnam Balanced Fund

each fund or the nature of the services performed and relative applicability to each fund.

Beneficial interest At the close of the reporting period, insurance companies or their separate accounts were record owners of all but a de minimis number of the shares of the fund. Approximately 38.6% of the fund is owned by accounts of one insurance company.

Note 2 — Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.680%	of the first $5 billion,
0.630%	of the next $5 billion,
0.580%	of the next $10 billion,
0.530%	of the next $10 billion,
0.480%	of the next $50 billion,
0.460%	of the next $50 billion,
0.450%	of the next $100 billion and
0.445%	of any excess thereafter.

The fund’s shareholders approved the fund’s current management contract with Putnam Management effective February 27, 2014. Shareholders were asked to approve the fund’s management contract following the death on October 8, 2013 of The Honourable Paul G. Desmarais, who had controlled directly and indirectly a majority of the voting shares of Power Corporation of Canada, the ultimate parent company of Putnam Management. The substantive terms of the management contract, including terms relating to fees, are identical to the terms of the fund’s previous management contract and reflect the rates provided in the table above.

Putnam Management has contractually agreed, through June 30, 2015, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average net assets of the portion of the fund managed by PIL.

Putnam Management voluntarily reimbursed the fund $2,966 for a trading error which occurred during the reporting period. The effect of the loss incurred and the reimbursement by Putnam Management of such amounts had no material impact on total return.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. was paid a monthly fee for investor servicing at an annual rate of 0.10% of the fund’s average net assets. During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class IA	$80,519
Class IB	79,815

Total	$160,334

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were not reduced under the expense offset arrangements and were reduced by $6,264 under the brokerage/service arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $90, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted a distribution plan (the Plan) with respect to its class IB shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plan is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plan provides for payment by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35% of the average net assets attributable to the fund’s class IB shares. The Trustees have approved payment by the fund at an annual rate of 0.25% of the average net assets attributable to the fund’s class IB shares. During the reporting period, the class specific expenses related to distribution fees were as follows:

Class IB	$199,512

Note 3 — Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales, excluding short-term investments were as follows:

	Cost of purchases	Proceeds from sales

Investments in securities, including
TBA commitments (Long-term)	$323,905,255	$341,914,109

U.S. government securities (Long-term)	12,502,407	13,394,332

Total	$336,407,662	$355,308,441

Written option transactions during the reporting period are summarized as follows:

	Written option	Written option
	contract amounts	premiums

Written options outstanding at
beginning of the reporting period	$—	$—

Options opened	12,519	4,156

Options exercised	—	—

Options expired	—	—

Options closed	—	—

Written options outstanding at
end of the reporting period	$12,519	$4,156

Putnam VT George Putnam Balanced Fund 21

Note 4 — Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Subscriptions and redemptions are presented at the omnibus level. Transactions in capital shares were as follows:

		Class IA shares				Class IB shares
	Year ended 12/31/14		Year ended 12/31/13		Year ended 12/31/14		Year ended 12/31/13

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold	166,348	$1,588,578	251,736	$2,190,403	222,967	$2,132,125	243,154	$2,104,721

Shares issued in connection with
reinvestment of distributions	157,821	1,466,154	197,861	1,652,135	136,539	1,265,716	191,513	1,595,306

	324,169	3,054,732	449,597	3,842,538	359,506	3,397,841	434,667	3,700,027

Shares repurchased	(1,577,313)	(15,146,464)	(1,732,628)	(14,979,099)	(1,867,537)	(17,884,540)	(2,811,573)	(24,235,668)

Net decrease	(1,253,144)	$(12,091,732)	(1,283,031)	$(11,136,561)	(1,508,031)	$(14,486,699)	(2,376,906)	$(20,535,641)

Note 5 — Affiliated transactions

Transactions during the reporting period with Putnam Short Term Investment Fund, which is under common ownership and control, were as follows

	Fair value at the beginning of				Fair value at the end of the
Name of affiliate	the reporting period	Purchase cost	Sale proceeds	Investment income	reporting period

Putnam Short Term Investment Fund*	$18,706,028	$23,551,380	$33,510,345	$9,261	$8,747,063

Total	$18,706,028	$23,551,380	$33,510,345	$9,261	$8,747,063

* Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management.

Note 6 — Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations. The fund may invest a significant portion of its assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

Note 7 — Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was as follows based on an average of the holdings at the end of each fiscal quarter:

Purchased equity option contracts (contract amount)	$4,000

Written equity option contracts (contract amount) (Note 3)	$4,000

Futures contracts (number of contracts)	1

Forward currency contracts (contract amount)	$3,900,000

OTC total return swap contracts (notional)	$190,000

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives

Derivatives not accounted
for as hedging instruments	Statement of assets and		Statement of assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value

Foreign exchange contracts	Receivables	$126,893	Payables	$—

Equity contracts	Investments, Receivables	16,717	Payables	1,047

Total		$143,610		$1,047

22 Putnam VT George Putnam Balanced Fund

The following is a summary of realized and change in unrealized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted
for as hedging instruments		Forward currency
under ASC 815	Futures	contracts	Swaps	Total

Foreign exchange contracts	$—	$342,610	$—	$342,610

Equity contracts	38,373	—	(29,029)	9,344

Total	$38,373	$342,610	$(29,029)	$351,954

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted
for as hedging instruments		Forward currency
under ASC 815	Options	contracts	Swaps	Total

Foreign exchange contracts	$—	$126,893	$—	$126,893

Equity contracts	(2,771)	—	15,047	12,276

Total	$(2,771)	$126,893	$15,047	$139,169

Putnam VT George Putnam Balanced Fund 23

Note 8 — Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Barclays Bank PLC	Citibank, N.A.	Credit Suisse International	Deutsche Bank AG	Goldman Sachs International	HSBC Bank USA, National Association	JPMorgan Chase Bank N.A.	State Street Bank and Trust Co.	UBS AG	Total

Assets:

OTC Total return swap contracts*#	$—	$—	$—	$—	$—	$—	$15,047	$—	$—	$15,047

Forward currency contracts #	9,311	17,703	31,341	12,875	—	8,265	20,693	16,944	9,761	126,893

Purchased options** #	—	—	—	—	1,646	—	—	—	24	1,670

Total Assets	$9,311	$17,703	$31,341	$12,875	$1,646	$8,265	$35,740	$16,944	$9,785	$143,610

Liabilities:

OTC Total return swap contracts*#	—	—	—	—	—	—	—	—	—	—

Forward currency contracts#	—	—	—	—	—	—	—	—	—	—

Written options #	—	—	—	—	1,035	—	—	—	12	1,047

Total Liabilities	$—	$—	$—	$—	$1,035	$—	$—	$—	$12	$1,047

Total Financial and Derivative Net Assets	$9,311	$17,703	$31,341	$12,875	$611	$8,265	$35,740	$16,944	$9,773	$142,563

Total collateral received (pledged)† ##	$—	$—	$31,341	$—	$—	$—	$—	$—	$—

Net amount	$9,311	$17,703	$—	$12,875	$611	$8,265	$35,740	$16,944	$9,773

* Excludes premiums, if any. Included in unrealized appreciation and depreciation on OTC swap contracts on the Statement of assets and liabilities.
** Included with Investments in securities on the Statement of assets and liabilities.
† Additional collateral may be required from certain brokers based on individual agreements.
# Covered by master netting agreement (Note 1).
## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

24 Putnam VT George Putnam Balanced Fund	Putnam VT George Putnam Balanced Fund 25

Federal tax information (Unaudited)

The fund designated 58.08% of ordinary income distributions as qualifying for the dividends received deduction for corporations.

Shareholder meeting results (Unaudited)

February 27, 2014 special meeting

At the meeting, each of the nominees for Trustees was elected, with all funds of the Trust voting together as a single class, as follows:

	Votes for	Votes withheld

Liaquat Ahamed	545,333,593	24,865,496

Ravi Akhoury	545,906,178	24,292,911

Barbara M. Baumann	549,255,821	20,943,268

Jameson A. Baxter	548,878,213	21,320,877

Charles B. Curtis	548,266,326	21,932,764

Robert J. Darretta	548,954,413	21,244,676

Katinka Domotorffy	547,720,210	22,478,879

John A. Hill	548,926,132	21,272,957

Paul L. Joskow	548,318,739	21,880,351

Kenneth R. Leibler	549,128,017	21,071,073

Robert E. Patterson	548,989,554	21,209,535

George Putnam, III	548,805,405	21,393,685

Robert L. Reynolds	549,170,754	21,028,335

W. Thomas Stephens	548,523,544	21,675,546

A proposal to approve a new management contract between the fund and Putnam Management was approved as follows:

Votes for	Votes against	Abstentions	Broker non-votes

16,564,908	404,048	1,329,042	—

A proposal to adopt an Amended and Restated Declaration of Trust was approved, with all funds of the Trust voting together as a single class, as follows:

Votes for	Votes against	Abstentions	Broker non-votes

507,595,281	19,452,349	43,151,459	—

All tabulations are rounded to the nearest whole number.

26 Putnam VT George Putnam Balanced Fund

About the Trustees

Name Year of birth Position held	Principal occupations during past five years	Other directorships	
Independent Trustees			
Liaquat Ahamed Born 1952 Trustee since 2012	Pulitzer Prize-winning author of *Lords of Finance: The Bankers Who Broke the World*, whose articles on economics have appeared in such publications as the *New York Times*, *Foreign Affairs*, and the *Financial Times*. Director of Aspen Insurance Co., a New York Stock Exchange company, and Chair of the Aspen Board's Investment Committee. Trustee of the Brookings Institution and Chair of its Investment Committee.	The Rohatyn Group, an emerging-market fund complex that manages money for institutions	
Ravi Akhoury Born 1947 Trustee since 2009	Trustee of American India Foundation and of the Rubin Museum. From 1992 to 2007, was Chairman and CEO of MacKay Shields, a multi-product investment management firm.	RAGE Frameworks, Inc., a private software company; English Helper, Inc., a private software company	
Barbara M. Baumann Born 1955 Trustee since 2010	President and Owner of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects. Current Board member of The Denver Foundation. Former Chair and current Board member of Girls Incorporated of Metro Denver. Member of the Finance Committee, the Children's Hospital of Colorado.	Buckeye Partners, L.P., a publicly traded master limited partnership focused on pipeline transport, storage, and distribution of petroleum products; Devon Energy Corporation, a leading independent natural gas and oil exploration and production company	
Jameson A. Baxter Born 1943 Trustee since 1994, Vice Chair from 2005 to 2011, and Chair since 2011	President of Baxter Associates, Inc., a private investment firm. Chair of Mutual Fund Directors Forum. Chair Emeritus of the Board of Trustees of Mount Holyoke College. Director of the Adirondack Land Trust and Trustee of the Nature Conservancy's Adirondack Chapter.	None	
Charles B. Curtis Born 1940 Trustee since 2001	Senior Advisor to the Center for Strategic and International Studies. President Emeritus and former President and Chief Operating Officer of the Nuclear Threat Initiative, a private foundation dealing with national security issues. Member of the Council on Foreign Relations and U.S. State Department International Security Advisory Board.	None	
Robert J. Darretta Born 1946 Trustee since 2007	From 2009 until 2012, served as Health Care Industry Advisor to Permira, a global private equity firm. Until April 2007, was Vice Chairman of the Board of Directors of Johnson & Johnson. Served as Johnson & Johnson's Chief Financial Officer for a decade.	UnitedHealth Group, a diversified health-care company	
Katinka Domotorffy Born 1975 Trustee since 2012	Voting member of the Investment Committees of the Anne Ray Charitable Trust and Margaret A. Cargill Foundation, part of the Margaret A. Cargill Philanthropies. Until 2011, Partner, Chief Investment Officer, and Global Head of Quantitative Investment Strategies at Goldman Sachs Asset Management.	Reach Out and Read of Greater New York, an organization dedicated to promoting childhood literacy	
John A. Hill Born 1942 Trustee since 1985 and Chairman from 2000 to 2011	Founder and Vice-Chairman of First Reserve Corporation, the leading private equity buyout firm focused on the worldwide energy industry. Trustee and Chairman of the Board of Trustees of Sarah Lawrence College. Member of the Advisory Board of the Millstein Center for Global Markets and Corporate Ownership at The Columbia University Law School.	Devon Energy Corporation, a leading independent natural gas and oil exploration and production company	
Paul L. Joskow Born 1947 Trustee since 1997	Economist and President of the Alfred P. Sloan Foundation, a philanthropic institution focused primarily on research and education on issues related to science, technology, and economic performance. Elizabeth and James Killian Professor of Economics, Emeritus at the Massachusetts Institute of Technology (MIT). Prior to 2007, served as the Director of the Center for Energy and Environmental Policy Research at MIT.	Yale University; Exelon Corporation, an energy company focused on power services; Boston Symphony Orchestra; Prior to April 2013, served as Director of TransCanada Corporation and TransCanada Pipelines Ltd., energy companies focused on natural gas transmission, oil pipelines and power services

Putnam VT George Putnam Balanced Fund 27

Name Year of birth Position held	Principal occupations during past five years	Other directorships	
Kenneth R. Leibler Born 1949 Trustee since 2006	Founder and former Chairman of Boston Options Exchange, an electronic marketplace for the trading of derivative securities. Serves on the Board of Trustees of Beth Israel Deaconess Hospital in Boston, Massachusetts. Director of Beth Israel Deaconess Care Organization. Until November 2010, director of Ruder Finn Group, a global communications and advertising firm.	Northeast Utilities, which operates New England's largest energy delivery system	
Robert E. Patterson Born 1945 Trustee since 1984	Co-Chairman of Cabot Properties, Inc., a private equity firm investing in commercial real estate; and Chairman of its Investment Committee. Past Chairman and Trustee of the Joslin Diabetes Center.	None	
George Putnam, III Born 1951 Trustee since 1984	Chairman of New Generation Research, Inc., a publisher of financial advisory and other research services. Founder and President of New Generation Advisors, LLC, a registered investment advisor to private funds. Director of The Boston Family Office, LLC, a registered investment advisor.	None	
W. Thomas Stephens Born 1942 Trustee from 1997 to 2008 and since 2009	Retired as Chairman and Chief Executive Officer of Boise Cascade, LLC, a paper, forest products, and timberland assets company, in December 2008. Prior to 2010, Director of Boise Inc., a manufacturer of paper and packaging products.	TransCanada Pipelines Ltd., an energy infrastructure company	

Interested Trustee

Robert L. Reynolds* Born 1952 Trustee since 2008 and President of the Putnam Funds since 2009	President and Chief Executive Officer of Putnam Investments since 2008 and, since 2014, President and Chief Executive Officer of Great-West Financial, a financial services company that provides retirement savings plans, life insurance, and annuity and executive benefits products, and of Great-West Lifeco U.S. Inc., a holding company that owns Putnam Investments and Great-West Financial. Prior to joining Putnam Investments, served as Vice Chairman and Chief Operating Officer of Fidelity Investments from 2000 to 2007.	None

*Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund and Putnam Investments. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of December 31, 2014, there were 116 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)	Michael J. Higgins (Born 1976)	James P. Pappas (Born 1953)
Executive Vice President, Principal Executive	Vice President, Treasurer, and Clerk	Vice President
Officer, and Compliance Liaison	Since 2010	Since 2004
Since 2004	Manager of Finance, Dunkin’ Brands	Director of Trustee Relations,
	(2008–2010); Senior Financial Analyst, Old	Putnam Investments and
Steven D. Krichmar (Born 1958)	Mutual Asset Management (2007–2008);	Putnam Management
Vice President and Principal Financial Officer	Senior Financial Analyst, Putnam Investments
Since 2002	(1999–2007)	Mark C. Trenchard (Born 1962)
Chief of Operations, Putnam Investments and		Vice President and BSA Compliance Officer
Putnam Management	Janet C. Smith (Born 1965)	Since 2002
	Vice President, Principal Accounting Officer,	Director of Operational Compliance,
Robert T. Burns (Born 1961)	and Assistant Treasurer	Putnam Investments and
Vice President and Chief Legal Officer	Since 2007	Putnam Retail Management
Since 2011	Director of Fund Administration Services,
General Counsel, Putnam Investments,	Putnam Investments and	Nancy E. Florek (Born 1957)
Putnam Management, and	Putnam Management	Vice President, Director of Proxy Voting and
Putnam Retail Management		Corporate Governance, Assistant Clerk, and
	Susan G. Malloy (Born 1957)	Associate Treasurer
Robert R. Leveille (Born 1969)	Vice President and Assistant Treasurer	Since 2000
Vice President and Chief Compliance Officer	Since 2007
Since 2007	Director of Accounting & Control
Chief Compliance Officer,	Services, Putnam Investments and
Putnam Investments, Putnam Management,	Putnam Management
and Putnam Retail Management

The principal occupations of the officers for the past five years have been with the employers as shown above, although in some cases they have held different positions with such employers. The address of each officer is One Post Office Square, Boston, MA 02109.

28 Putnam VT George Putnam Balanced Fund

Other important information

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2014, are available in the Individual Investors section of putnam.com and on the Securities and Exchange Commission’s (SEC) website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

Each Putnam VT fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Fund information

Investment Manager	Investor Servicing Agent	Trustees
Putnam Investment Management, LLC	Putnam Investor Services, Inc.	Jameson A. Baxter, Chair
One Post Office Square	Mailing address:	Liaquat Ahamed
Boston, MA 02109	P.O. Box 8383	Ravi Akhoury
	Boston, MA 02266-8383	Barbara M. Baumann
Investment Sub-Manager	1-800-225-1581	Charles B. Curtis
Putnam Investments Limited		Robert J. Darretta
57–59 St James’s Street	Custodian	Katinka Domotorffy
London, England SW1A 1LD	State Street Bank and Trust Company	John A. Hill
Paul L. Joskow
Marketing Services	Legal Counsel	Kenneth R. Leibler
Putnam Retail Management	Ropes & Gray LLP	Robert E. Patterson
One Post Office Square		George Putnam, III
Boston, MA 02109	Independent Registered	Robert L. Reynolds
	Public Accounting Firm	W. Thomas Stephens
PricewaterhouseCoopers LLP

The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam VT George Putnam Balanced Fund 29

This report has been prepared for the shareholders	H504
of Putnam VT George Putnam Balanced Fund.	VTAN021 292438 2/15

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund’s investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In July 2013, the Code of Ethics of Putnam Investment Management, LLC was amended. The changes to the Code of Ethics were as follows: (i) eliminating the requirement for employees to hold their shares of Putnam mutual funds for specified periods of time, (ii) removing the requirement to preclear transactions in certain kinds of exchange-traded funds and exchange-traded notes, although reporting of all such instruments remains required; (iii) eliminating the excessive trading rule related to employee transactions in securities requiring preclearance under the Code; (iv) adding provisions related to monitoring of employee trading; (v) changing from a set number of shares to a set dollar value of stock of mid- and large-cap companies on the Restricted List that can be purchased or sold; (vi) adding a requirement starting in March 2014 for employees to generally use certain approved brokers that provide Putnam with an electronic feed of transactions and statements for their personal brokerage accounts; and (vii) certain other changes.

Item 3. Audit Committee Financial Expert:

The Funds’ Audit and Compliance Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each of the members of the Audit and Compliance Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Leibler, Mr. Hill, Mr. Darretta, and Ms. Baumann qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated, and the funds’ amended and restated agreement and Declaration of Trust provides, that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Compliance Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

December 31, 2014	$67,024	$ —	$8,839	$ —
December 31, 2013	$68,470	$ —	$5,856	$ —

For the fiscal years ended December 31, 2014 and December 31, 2013, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $570,904 and $155,856 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund’s last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit and Compliance Committee. The Audit and Compliance Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit and Compliance Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

December 31, 2014	$ —	$562,065	$ —	$ —

December 31, 2013	$ —	$150,000	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Variable Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: February 27, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: February 27, 2015

By (Signature and Title):

/s/ Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: February 27, 2015